INCORPORATED UNDER THE LAWS OF
                             THE STATE OF MARYLAND

     NUMBER                                                 SHARES

     ------                                                 ------


             BAILARD, BIEHL, & KAISER INTERNATIONAL FUND GROUP, INC.
                BAILARD, BIEHL, & KAISER INTERNATIONAL BOND FUND
                                     SERIES
                                  COMMON STOCK

This Certifies that_______________________________________________________is the
registered holder of______________________________________________________Shares

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, The said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________Day of ____________A.D. 19____

_________________________                              _______________________
JANIS M. HORNE, Secretary                              PETER M. HILL, Chairman

                           COUNTERSIGNED & REGISTERED
                      Chase Global Funds Services Company

 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS
                         ON TRANSFER: SEE REVERSE SIDE.

--------------------------------------------------------------------------------
A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH SERIES OF STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE AND THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THAT THEY HAVE BEEN SET, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET IN RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES, WILL BE FURNISHED BY THE COMPANY TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED IN ALL STATES WHERE SOLD AND MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION.

                                  CERTIFICATE
                                      FOR


                                     ------
                                     SHARES

                                       OF

BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND SERIES OF THE BAILARD, BIEHL & KAISER INTERNATIONAL FUND GROUP, A MARYLAND CORPORATION.

                                   ISSUED TO


                         _______________________________
                                     DATED

                         _______________________________


For Value Received;______hereby will assign and transfer unto___________________
________________________________________________________________________________
__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________,  19__
 In presence of ___________________________________